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                                                                     Exhibit L-2



  GPU'S NON-UTILITY SUBSIDIARIES WITH APPLICABLE EXEMPTION OR COMMISSION ORDER

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                                                                        Applicable Exemption or
Non-Utility Subsidiary                                                     Commission Order
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
Met-Ed Preferred Capital II, Inc.;                           HCAR No. 26967 (Jan. 19, 1999)
Met-Ed Capital II, L.P.;
Met-Ed Capital Trust
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Penelec Preferred Capital II, Inc.;                          HCAR No. 26966 (Jan. 19, 1999)
Penelec Capital II, L.P.;
Penelec Capital Trust
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Nineveh Water Company                                        HCAR No. 10982 (Dec. 28, 1951)
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GPU Telcom Service, Inc.;                                    Section 34
America's Fiber Network LLC
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GPU EnerTech Holdings, Inc.                                  HCAR No. 27139 (Feb. 18, 2000)
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GPU Service, Inc.                                            HCAR No. 17112 (Apr. 29, 1971)
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GPU Nuclear, Inc.                                            HCAR No. 21708 (Sept. 5, 1980)
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GPU Advanced Resources, Inc.                                 Rule 58
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MYR Group, Inc. and Subsidiaries                             HCAR No. 27165 (Apr. 14, 2000)
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GPU International, Inc.  ("GPUI")                            HCAR No. 23593 (Feb. 5, 1985);
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Various qualifying facilities under the Public Utility       Rule 58;
Regulatory Policies Act of 1978 owned by GPUI                HCAR No. 23593 (Feb. 5, 1985);
                                                             HCAR No. 25108 (Jun. 26, 1990);
                                                             HCAR No. 25381 (Sept. 20, 1991);
                                                             HCAR No. 26053 (May 17, 1994)
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Various EWGs in the GPU System, including                    Section 32
GPU Power, Inc. and GPU Electric, Inc.
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Various FUCOs in the GPU System, including                   Section 33
GPU Capital, Inc.
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EI Fuels Corp.                                               HCAR No. 25108 (Jun. 26, 1990)
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GPU Solar, Inc.                                              Rule 58
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GPU Generation Services - Lake, Inc.;                        Rule 58
GPU Generation Services - Pasco, Inc.
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EI Services, Inc.                                            HCAR No. 26123 (Sept. 12, 1996)
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JCP&L Preferred Capital, Inc.;                               Inactive
JCP&L Capital, L.P.
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JCP&L Transition Holdings, Inc.;                             Inactive
JCP&L Transition, Inc.;
JCP&L Transition Funding LLC
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